UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 11, 2011

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 George Street, Suite 420, New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 296-8400
(Registrant's telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07    Submission of Matters to a Vote of Security Holders.

On March 11, 2011, Senesco Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”).  The matters voted on by stockholders at the Meeting included (1) a proposal to elect ten (10) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified, (2) a proposal to approve an amendment to the Company’s 2008 Incentive Compensation Plan to increase the shares of common stock reserved for issuance thereunder and (3) a proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.  There were represented at the Meeting, either in person or by proxy, 51,503,867 shares of the Company’s common stock out of a total number of 74,766,236 shares of the Company’s common stock outstanding and entitled to vote at the Meeting. The results of the stockholders’ votes are as follows:

Proposal	For	Withheld	Broker Non-Votes

Election of the nominees to the Board of Directors of the Company:
Harlan W. Waksal, M.D.	24,252,521	117,181	27,134,165
John N. Braca	23,972,221	397,481	27,134,165
Jack Van Hulst	21,199,633	3,170,069	27,134,165
Christopher Forbes	24,274,521	95,181	27,134,165
Warren J. Isabelle	21,238,122	3,131,580	27,134,165
Thomas C. Quick	21,182,857	3,186,845	27,134,165
David Rector	24,228,331	141,371	27,134,165
Rudolf Stalder	23,933,781	435,921	27,134,165
Leslie J. Browne, Ph.D.	21,128,840	3,240,862	27,134,165
John E. Thompson, Ph.D.	24,262,421	107,281	27,134,165

To approve an amendment to the Company’s 2008 Incentive Compensation Plan to increase the shares of common stock reserved for issuance thereunder.	For 22,736,738	Against 1,593,474	Abstain 39,490	Broker Non- Votes 27,134,165

To ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.	For 51,082,240	Against 114,369	Abstain 97,512

The foregoing votes reflect that (i) the nominees of the Board of Directors, (ii) the approval of the increase in the number of shares of authorized stock reserved for issuance under the Company’s 2008 Incentive Compensation Plan and (iii) the ratification of the appointment of the Company’s independent public accounting firm for the fiscal year ending June 30, 2011, having received the votes listed above, being a plurality, majority or requisite majority of the votes cast, were duly passed by the stockholders of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: March 15, 2011	By:	/s/ Leslie J. Browne, Ph.D.
Name: Leslie J. Browne, Ph.D.
Title: President and Chief Executive Officer